SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 11, 2004


                             HARLEYSVILLE GROUP INC.
              (Exact name of registrant as specified in its charter)

        Delaware                         0-14697               51-0241172
      (State or other jurisdiction      (Commission           (IRS Employer
        of incorporation)               File Number)        Identification No.)


355  Maple  Avenue,  Harleysville,  Pennsylvania                  19438
   (Address  of  principal  executive  offices)                 (Zip  Code)


                                 (215) 256-5000
               Registrant's telephone number, including area code


                                       N/A
         (Former name or former address, if changed since last report.)


ITEM  12.     RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION

On February 11, 2004, Harleysville Group Inc. issued a press release commenting on its earnings for the fourth quarter ended December 31, 2003 and full year 2003 (furnished hereinunder as Exhibit 99.1).

The information provided in this Form 8-K, Item 12, Results of Operations and Financial Condition, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           HARLEYSVILLE GROUP INC.
                                           Registrant




                                             /s/Roger A. Brown
February 11, 2004                          -----------------------------
                                              Roger  A.  Brown
                                              Senior  Vice  President, Secretary
                                              and  General  Counsel

                                  EXHIBIT INDEX


Exhibit  No.             Description

99.1 Press Release dated February 11, 2004, of Harleysville Group Inc. (furnished pursuant to Item 12 hereof).